GeoResources, Inc Corporate Profile November 2009 Exhibit 99.1

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2008 Annual Report on
Form 10-K/A and any and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

The disclosures below apply to the contents of this presentation:
On April 17, 2007, GeoResources, Inc. (“GEOI” or the “Company”) merged with Southern Bay Oil & Gas, L.P. (“Southern
Bay”) and a subsidiary of Chandler Energy, LLC (“Chandler”), and acquired certain Chandler-associated oil and gas properties (collectively, the “Merger”).  At the time of the Merger, the former Southern Bay partners received approximately
57% of the Company’s outstanding common stock.  Although GEOI was the legal acquirer in the Merger, for financial reporting purposes the Merger was accounted for as a reverse acquisition of GEOI by Southern Bay.  Therefore, any information prior to 2007 relates solely to Southern Bay.  In connection with the Merger, officers and directors affiliated with
Southern Bay and Chandler were appointed to most of our board seats and executive officer positions.
Proved reserves, and estimates of discounted present values associated therewith (“PV-10”), as shown throughout this profile, are estimated by GEOI management as of 10/1/09 and based on NYMEX strip pricing at 9/30/09. The NYMEX oil strip used for the estimates ranged from $70.65 per BO for 2009 to $90.16 per BO for years 2017 and beyond. The NYMEX gas strip ranged from $4.83 per MCF for 2009 to $7.52 per MCF for years 2017 and beyond. Actual prices realized will likely vary materially from the NYMEX strip at 9/30/09.  The company’s independent engineers are Cawley, Gillespie & Associates,
Inc. and while they have not reviewed nor audited the reserves and economics presented herein, the company believes it has estimated reserves in a manner similar to external independent engineers.
Non-proved reserve potential represents the company’s estimated reserve exposure associated with existing fields, acreage and prospects. These estimated reserves do not include certain exploratory objectives associated with proved undeveloped reserves or “work-in-progress”, which may result in additional prospects or drilling locations.  Current SEC regulations do not recognize non-proved reserves.
As used herein, EBITDAX is calculated as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further includes impairments and hedge ineffectiveness and income or loss on derivative contracts. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.
Estimates of partnership reserves and values associated therewith do not include potential reversionary interests, if any.

Additional Disclosures

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with Large Ownership
Stake
Board and management own approximately 53% of the company
Successful track record of creating value and liquidity for shareholders
Attractive Value Proposition
Trading at a significant discount to NAV
Strong Asset Base
Strategically located and geographically diverse
Balanced oil vs. gas
High level of operating control
Significant Identified Growth Opportunities on Existing Properties
Low risk development drilling
Higher impact exploration upside
Strong Financial Position
Moderate leverage with significant cash flow

Company Overview
Company Highlights
Direct Direct +
Ownership Partnership
Proved Reserves (MMBOE) 22.5 24.3
Oil 52% 49%
Proved Producing 61% 63%
Proved Developed 74% 75%
PV 10% (millions) $393 $419
Production (BOEpd)
(1)
5,344 6,303
Operated 82% 82%
Gross Acreage
(2)
483,324 483,324
Net Acreage
(2)
224,377 234,427
(1) Represents the company’s 3Q 2009 production rate.
(2) Acreage information estimated as of 7/1/09.  Maps herein exclude minor value properties.

Value-Driven Growth Strategy
Asset
Rationalization
Selectively divest assets to upgrade portfolio
Focus on maximizing IRR for investors
Cost Control
Operate as efficiently as possible by focusing on minimizing development, production, and G&A expenses
Pursue promoted partner positions to reduce costs and generate operating fees
Pursue exploration prospects on both new and existing fields
Solicit partners on a promoted basis to reduce risk
Exploration
Acquire operated properties with existing production, development opportunities, and exploration potential
Create value by purchasing assets during market downturns
Acquisitions
Development
and
Exploitation
Drill PUDs and probable reserves to enhance property value
Focus on areas with development and exploitation upside
Implement re-engineering and development programs to extend field life, increase proved reserves, lower unit operating costs, and enhance economics

Management Profiles
Name Title Experience
Frank A. Lodzinski President and Chief
Executive Officer
• 38 years of oil and gas industry experience
• B.S.B.A. Wayne State University, 1971
• Employed in accounting, finance, operations and management positions 1971-1984
• Began career as independent with formation of Energy Resource Associates in 1984
• Thereafter successfully led Hampton (NASDAQ: “HPTR”), Texoil (NASDAQ: “TXLI”), AROC and
private entities to profitable growth and liquidity events
• Formed Southern Bay in 2005 before merging with GeoResources
Robert J. Anderson
Vice President, Business
Development –
Acquisitions and
Divestitures
• 23 years of oil and gas industry experience
• B.S. Petroleum Engineering University of Wyoming, 1986.  MBA, University of Denver, 1988
• Significant experience with both major oil companies (ARCO International / Vastar Resources) and independents (Hunt Oil / Hugoton Energy / Anadarko Petroleum)
• Joined AROC in 2004 and has been with Frank Lodzinski since that time
Collis P. Chandler, III
Executive Vice President
and
Chief Operating Officer –
Northern Region
• 17 years of oil and gas industry experience
• B.S. University of Colorado, 1992
• Former President of Chandler Energy, LLC, which conducted E&P operations primarily in the
Rocky Mountain Region and Michigan
Howard E. Ehler
Chief Financial Officer
and
Principal Accounting
Officer
• 43 years of oil and gas industry experience
• B.B.A. Texas Tech, 1966
• Former partner with Grant Thornton
• Served as VP of Finance and CFO for Midland Resources, Inc. from 1997 – 1998
• Worked with Frank Lodzinski since 2001 at AROC, Southern Bay, and GeoResources
Francis M. Mury Executive Vice President
and
Chief Operating Officer –
Southern Region
• 35 years of oil and gas industry experience
• B.S. Nichols State University, 1974
• Worked for Texaco and independents from 1974-1989 as a petroleum engineer
• Worked with Frank Lodzinski for last 20 years

Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp,
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY LIQUIDATED
FOR BENEFIT OF INITIAL
SHAREHOLDERS
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of profitability and liquidity
Long-term repeat investors
Extensive industry and financial relationships
Significant operational and financial experience
Cohesive management and technical staff
Team has been together for up to 20 years
through multiple entities

Strong Financial Support
GE Capital
Currently participating with GeoResources through two limited partnerships
Austin Chalk wells in the Giddings field
Gas producing fields in Oklahoma
GE has supported Lodzinski-backed projects and predecessors since 2003
GE has recently backed GeoResources in multiple acquisition bids
Wachovia Bank
Has led senior revolving credit facilities for three different Lodzinski-managed companies since 1995
Wachovia Capital currently holds an approximate 10% equity interest in GeoResources and has invested in predecessor companies
Vlasic Investments L.L.C.
Has been an equity capital provider for five different Lodzinski-managed companies since 1988
Has owned more than 28% of GeoResources since the reverse Merger in 2007
EnCap Investments L.P.
Invested with Lodzinski from 1996-2001
Enlisted Lodzinski to recapitalize and manage AROC Inc.(2001-2004). Lodzinski and his management team implemented a turn-around plan resulting in liquidity and recovery of capital investments for prior investors.
Vlasic, Wachovia and management were
“turn-around”
and preferred investors

Demonstrated History of Successful A&D
2007/2008: High-graded portfolio and expanded drilling inventory
April 2007: Reverse merger and Chandler acquisition
October 2007: $104.0 million acquisition – primarily in Louisiana and Texas
January 2008: $6.6 million sale – Michigan
February 2008: $7.9 million acquisition – Williston Basin
February 2008: $1.8 million sale – Louisiana
May 2008: $11.8 million sale – seven fields, Louisiana and Texas
May 2008: Participation in the $61.7 million formation of OKLA Energy Partners LP
September 2008: $3.6 million acquisition – Oklahoma
2009: Expanded in core areas, high-graded portfolio and increased drilling inventory
January 2009: $1.6 million sale – Louisiana
May 2009: $10.4 million acquisition – Williston Basin
May 2009: $48.4 million acquisition – Giddings Field, Texas
Summary of Acquisitions/Divestitures

Bakken Shale trend of the Williston Basin
Acquired through existing joint venture – net cash $10.4 million
Acquired a 15% interest in 60,000 gross acres (9,000 net acres), plus interests in 59 wells
Added 486 MBOE of proved reserves and numerous drilling locations
Added 180 BOEpd of net production
Purchase price = $12.00/BOE and $491/acre
Giddings Field, Texas
Purchased from affiliated partnership – net cash $48.4 million
Increased working interest from 7% to between 34% and 37%
Acquired 68 producing wells plus undeveloped Austin Chalk acreage
Added 25 BCFE of proved reserves (96% natural gas and natural gas liquids, 73% developed)
Added daily net production of 10.6 MMCF and 85 BO liquids
Increased partnership share to 30%
Purchase price = $1.27/MCFE
Upside potential in Yegua, Eagle Ford and Georgetown
Recent Acquisitions – May 2009

Net Asset Value
Net Asset Value
(1) As of September 30, 2009, excludes derivative financial instruments.
(2) Includes Williston Basin Bakken acreage and Eagle Ford and Georgetown rights below Austin Chalk, at cost.
($ in millions)
PV-10 % of Total
Proved Reserves:
Proved Developed Producing $249.3 63.5%
Proved Developed Non-Producing 60.9 15.5%
Proved Undeveloped 82.3 21.0%
Total Proved PV-10 Value $392.5 100.0%
Plus:
Working Capital
(1)
$14.4
Acreage and Other
(2)
10.0
Partnership Value 26.6
Less:
Total Debt (104.0)
Total Net Asset Value $339.5
Shares Outstanding (thousands) 16,242
Net Asset Value Per Share $20.90

Proved Reserves
Proved Reserves by Category
Proved Reserves by Area
($ in millions)
Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 7.3 39.0 13.8 61.1% $249.3
PDNP 1.9 5.7 2.8 12.5% 60.9
PUD 2.5 20.2 5.9 26.4% 82.3
Total Proved Corporate Interests 11.7 64.9 22.5 100.0% 392.5
Partnership Interests 0.2 9.4 1.8 26.6
Total Proved Corporate and Partnerships 11.9 74.3 24.3 $419.1
Partnership
Proved % of Interests Total Proved % of Total
Area MMBOE Proved MMBOE MMBOE Reserves
Gulf Coast/ETX/STX 8.5 37.8% 1.7 10.2 42.0%
Williston 5.5 24.4% 0.0 5.5 22.6%
Louisiana 3.7 16.4% 0.0 3.7 15.2%
Permian 2.1 9.3% 0.0 2.1 8.6%
Mid-Continent 1.6 7.1% 0.1 1.7 7.0%
Other 1.1 5.0% 0.0 1.1 4.6%
Total 22.5 100.0% 1.8 24.3 100.0%

(1) Excludes partnership interests.
(2) 2006 – 2008 proved reserves based on SEC guidelines.  Current reserves estimated as of 10/1/09 based on 9/30/09 NYMEX strip prices.
5,344
Louisiana
17%
Other
5%
Williston
24%
Mid-Con
7%
Permian Basin
9%
Gulf
Coast/ETX/STX
38%

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOEpd)
Reserves and Production – Direct Interests
(1)
Current Proved Reserves – 22.5 MMBOE
(2)
CAGR: 102%
CAGR: 125%
Oil
48%
Gas
52%
Developed  Non-
Producing
13%
Producing
61%
Undeveloped
26%
3,388
768
1,826
58%
17%
13%
6%
3%
3%
1,000
2,000
3,000
4,000
5,000
2006 2007 2008 Current (3Q 09)
Total BOE/d Gulf Coast/ETX/STX Louisiana
Williston
Permian Mid-Cont Other
2.4
15.7
14.6
22.5
0.0
5.0
10.0
15.0
20.0
25.0
2006 2007 2008 Current (10/1/09)

EBITDAX
Total Leverage
($ in millions)
Ability to control destiny without reliance on capital markets
Track record of EBITDAX growth
Conservative use of leverage to maintain strong balance sheet
Debt increase in 2009 funded acquisitions in core areas
As of September 30, 2009, the company’s total debt to Last Twelve Months (“LTM”) EBITDAX is 2.5x
The company’s borrowing base was recently increased from $135 million to $145 million
Credit facility led by Wells Fargo and is priced at LIBOR plus 2.25 – 3.00%
Strong Financial Position
3.0x
0.8x
2.5x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
2007 2008 LTM 9/30/09
$17.5
$53.0
$41.5
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2007 2008 LTM 9/30/09

Southern Region
TX
NM
LA
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
OK
OKLA Energy Partners
LP properties
Accounts for approximately 73% of reserves
and 85% of total production
High-impact exploration potential
Development and recompletion potential
Approximately 38% of the region’s proved
reserves are oil
Continuous successful Austin Chalk drilling
program
Significant working interests plus partnership
interests
Thirteen wells drilled with 100% success rate
69 producing wells
6-8 wells per year expected to be drilled in 2009
and in 2010
Recent additional acreage acquisitions
May deploy additional rig
Yegua, Eagle Ford Shale and Georgetown
potential
Two 3D seismic projects in South Louisiana

Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wayne
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin
Bakken JV
Accounts for approximately 27% of reserves and 15% of
total production
Approximately 92% of the region’s proved reserves are oil
Bakken Currently:
Recent acquisitions in approximately 66,000 gross acres
Joint venture with 10-18% working interest in approximately
106,000 gross acres (approximately 13,900 net acres)
Current three rig program, expected to increase to four rigs in
1st quarter 2010
34 joint venture operated gross wells drilled
Acquired and/or participated in over 125 non-operated wells
Joint venture expects to drill approximately 60 wells in the next 18 months
Initial production rates as high as 1,400 BOpd on single
lateral 640 acre units
Williston Basin Other:
Starbuck waterflood initial installation early 2008, phase two finished in early 2009
Initial response realized
SW Starbuck waterflood installation completed early 2009
Additional upside in horizontal and vertical infill locations within the unit boundaries
Horizontal proved undeveloped and non-proved drilling opportunities within producing fields

Current project inventory totals $153 million and is diversified across GeoResources’ core areas with exposure to 14.8 MMBOE
Estimated 24 month capital budget of ~$89 million
This budget can be accelerated and expanded as deemed appropriate by management
Current budget allocation favors low-risk, high cash flow projects
Exploratory success could expand drilling inventory
Actual expenditures will reflect recent acquisitions, commodity prices, and risk
Flexibility between gas and oil projects
Flexibility between development and exploration
Southern Region Capital Expenditures Northern Region Capital Expenditures
$66 million total
$87 million total
Near-Term Exploration & Development Projects
(1) Excludes potential in-fill drilling.
(1)
(1)
Exploratory Drilling,
9%
Re-Engineering and
Workover, 5%
Acreage, Seismic
and Other, 8%
Proved Austin Chalk,
30%
Development Drilling,
19%
Non-Proved Austin
Chalk, 29%
Development Drilling,
34%
Waterflood and
Associated Drilling,
5%
Proved Bakken
Drilling, 5%
Non-Proved Bakken
Drilling, 43%
Re-Engineering and
Workover, 2%
Acreage, Seismic and
Other, 11%

(1) Initial exploration well below field pay to 16,350+/-.  Represents base exploratory reserve case to test six objectives.  Investment represents drilling costs only; a discovery well will result in completion costs estimated at $1.0 million.  Reserve potential for GEOI is 3.0 MMBOE and would set up additional drilling.

24 Month Budget – Project Reserve Potential
$89 million of identified capital projects budgeted over next 24 months:
9.8 MMBOE reserve addition
$9.09/boe estimated F&D cost
Consistent with management prior track record
Acreage and seismic expenditures will likely result in additional projects and drilling inventory
Re-engineering should result in lower per-unit lifting costs and may result in incremental reserves by extending field lives and lowering economic limits
Current Budget
Net Reserve
Gross Net Potential Net Investment F&D Cost per
Field Wells Wells MBOE (in $ millions) BOE
Austin Chalk
Proved 6                2.7           1,236                     $14.5 $11.70
Non-proved 4                1.5           1,701                     12.5 7.38
Bakken
Proved 22              1.8           263                        $3.4 $13.03
Non-proved 100            8.0           2,560                     28.0 10.94
St. Martinville
Non-proved 6                5.8           1,365                     $5.5 $4.05
Starbuck and SW Starbuck Waterflood
Proved 215                        $2.4 $11.24
Non-proved 996                        0.8 0.79
Total Proved/Non-Proved Projects in Budget 8,336                  $67.2 $8.06
Quarantine Bay North
Exploration
(1)
1                0.3           1,443                     $2.1 $1.46
Reengineering and Other $5.6
Acreage and Seismic 14.0
Total 24 Month Budget 9,779                  $88.9 $9.09

Additional Development
Potential Budget Acceleration
The capital budget can be accelerated to take advantage of additional development drilling opportunities within our current project portfolio
Development Potential:
5.0 MMBOE reserve potential
~$64 million capital cost
$12.76/boe estimated F&D cost
Several PUD locations have exploratory objectives
Net Reserve F&D
Gross Net Potential Net Investment Cost per
Field Wells Wells MBOE (in $ millions) BOE
Other Southern Development
Proved 2,079                     $17.6 $8.46
Other Northern Development
Proved 1,265                     $22.5 $17.75
Austin Chalk
Proved 5                2.3           889                        $11.3 $12.71
Non-proved 7                2.7           773                        12.5 16.23
Total Budget Acceleration 5,005                  $63.9 $12.76
Total 24 Month Budget (previous slide) 9,779                  $88.9 $9.09
Total 14,784                $152.8 $10.33

Additional Upside
Shallow Yegua potential in Giddings Field (above the Austin Chalk)
Eagle Ford and Georgetown potential in Giddings Field (below the Austin Chalk)
Eagle Ford and Pearsall shale potential in Maverick county
Three Forks/Sanish potential in the Williston basin
Additional Starbuck upside
0.8 MMBOE from increased waterflood recovery and federal acreage development
Quarantine Bay upside
Seismic-based regional analogies below 18,000’
Other projects, consistent with management track record of expanding inventory with growth
Work in Progress
Additional Reserve Potential on Current Projects
(1) Additional reserve exposure on the prospects noted above and prior slides of 7.1 MMBOE.
Net Reserve F&D
Potential Investment Cost per
Field MBOE (in $ millions) BOE
Bakken Infill
Non-proved 1,440 $21.0 $14.58
St. Martinville
Shallow 910 $3.8 $4.18
Discorbis (10,000') 1,517 7.0 4.60
Quarantine Bay
(1)
SW - Exploratory 186 $3.1 $16.70
SE - Exploratory 743 3.1 4.18
Total 4,795 $38.0 $7.93

IRR
$2/$20
$3/$30
$4/$40
$5/$50
$6/$60
$7/$70
$8/$80
$9/$90

Type Well Economics
Diverse set of drilling opportunities provides for growth and flexibility in changing commodity price cycles
Most drilling opportunities remain highly economic in the current price environment
(1) Well cost of $6.8 million and EUR of 6.5 BCF.
(2) Well cost of $4.4 million and EUR of 1.15 BCF and 150 MBO.
(3) Well cost of $3.5 million and EUR of 400 MBO.
(4) Well cost of $3.5 million and EUR of 600 MBO.
(5) Well cost of $1.3 million and EUR of 250 MBO.
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
200%
Assumed Gas/Oil Price
Chalk Gas(1)
Chalk O&G(2)
Bakken 400(3)
Bakken 600(4)
St Martinville Oil(5)

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with Large Ownership
Stake
Board and management own approximately 53% of the company
Successful track record of creating value and liquidity for shareholders
Attractive Value Proposition
Trading at a significant discount to NAV
Strong Asset Base
Strategically located and geographically diverse
Balanced oil vs. gas
High level of operating control
Significant Identified Growth Opportunities on Existing Properties
Low risk development drilling
Higher impact exploration upside
Strong Financial Position
Moderate leverage with significant cash flow

APPENDICES

Partnership Operations
SBE Partners LP
Catena Oil & Gas, LLC
General Partner
OKLA Energy Partners LP
2% GP Interest
30% GP Interest
Catena Oil & Gas, LLC
Wholly owned subsidiary of GeoResources
GE Capital is the sole limited partner
30% interest in SBE Partners acquired with
recent acquisition
2% general partner interest in OKLA Energy  with
34% reversionary interest
1.8 MMBOE excluding reversionary interests
Partnerships generate fees, net income and cash
estimated for 2009 as follows:
Management fees - $1.1 million
Partnership net income - $4.6 million
Cash distributions - $2.8 million

Financial Summary
Historical Operating Data
($ in millions except per share data)
YTD 9/30/09 3rd Qtr 2009 2008 2007
Key Data:
Avg. realized oil price ($/BO) $59.23 $63.55 $82.42 $67.20
Avg. realized natural gas price ($/MCF) $3.95 $3.87 $8.12 $6.19
Oil production (MBO) 601 212 743 392
Natural gas production (MMCF) 3,430 1,678 2,962 1,648
Total revenue $56.8 $23.0 $94.6 $40.1
Net income before tax $12.5 $6.0 $21.3 $8.0
Net income $7.4 $3.4 $13.5 $3.1
Net income per share (basic) $0.46 $0.21 $0.87 $0.25
EBITDAX $33.0 $14.7 $53.0 $17.5

Financial Summary
Historical Production Data
Historical Operating Netback Data
YTD 9/30/09 3rd Qtr 2009 2008 2007
Oil Production (MBO) 601                      212                      743                      392
Gas Production (MMCF) 3,430                  1,678                  2,962                  1,648
Total Production (MBOE) 1,173                  492                      1,237                  667
Avg. Daily Production (BOEpd) 4,295                 5,344                 3,388                 1,826
YTD 9/30/09 3rd Qtr 2009 2008 2007
($ per BOE)
Revenue $48.45 $46.75 $76.50 $60.17
Less:
LOE $11.26 $8.94 $18.53 $16.23
G&A 5.09 3.97 5.80 9.76
Other Field Level Opex
(1)
3.94 3.99 8.92 7.46
Total Field Level Operating Costs $20.29 $16.90 $33.25 $33.45
Field Level Operating Netback $28.16 $29.85 $43.25 $26.72
(1) Represents severance tax expense and re-engineering and workover expense.

Selected Balance Sheet Data
Financial Summary
(1) The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. See the Company’s SEC filings for further information.
($ in millions)
Sep. 30, 2009 Dec. 31, 2008 Dec. 31, 2007
Cash 11.9 $             14.0 $             24.4 $
Other Working Capital - Net
(1)
2.4 $               (8.7) $              (10.5) $
Total Working Capital - Net
(1)
14.4 $             5.3 $               13.9 $
Oil & Gas Assets (Successful Efforts) 248.7 $           181.6 $           181.4 $
Equity in Partnerships 4.1 $               3.3 $               1.8 $
Long-Term Debt 104.0 $           40.0 $             96.0 $
Common Stock and Additional Paid in Capital 113.7 $           112.7 $           79.8 $
Retained Earnings 28.4 $             21.0 $             7.5 $
Common Stock Outstanding 16.2

Hedging Strategy
Oil Hedges
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles
2009 – 2010 natural gas hedges include hedge volumes intended to cover GEOI’s share of partnership production
Hedged volumes shown below are about 51% of combined production volumes
Swap Fixed Contract Swap Collar
0%
20%
40%
60%
80%
100%
2009E 2010E 2011E
$76.00
$74.71 $74.37
$43.85
$43.85
0%
20%
40%
60%
80%
100%
2009E 2010E 2011E
$5.08
$5.12
$7.00 - $10.75
$7.00 - $9.90
$7.00 - $9.20
Natural Gas Hedges

Kittleson Slough
Clear Water
MOUNTRAIL
Ross
IAMS
Alger
Stanley
WA
Robinson Lake
Sanish
Plaza
Parshall
Reunion Bay
Big Bend
CKENZIE
MCLEAN

Bakken Shale
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Working interests ranging from 10% to 18%
in 106,000 gross acres (approximately
13,900 net acres)
69,000 gross acres in Mountrail County
(approximately 8,000 net acres)
Three rigs running
Joint Venture has drilled 34 wells to date and
plans to drill 60 wells in the next 18 months
Initial production rates up to 1,400 BOEpd
per well for single laterals on 640 acre
spacing units
Developing on 640 acre units as well as
1,280 acre and larger units
Additional upside in Three Forks and Bakken
increased density wells
Detailed map on next slide

Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
640 and 1,280 acre units being drilled
Some larger units under the lake
Multiple wells from single drilling pad
Minimize facilities and roads
Maximize infrastructure
Developing reserves with difficult access
Minimize disturbance and the number of
locations
Van Hook Area

Brookeland
SBO Deep Austin
Chalk Gas Area
Giddings
Houston
Pearsall
N

Giddings Field
Austin Chalk Play
Working interests range from
37% - 53% in 68,000 gross acres
(approximately 29,000 net acres)
22 additional gross drilling
locations (9.2 net wells)
13 wells drilled – 100% success
Additional upside includes:
Yegua, Eagle Ford shale and
Georgetown  potential
Multiple wells with rate increase
potential from slick water
fracture stimulations

Brazos
Oil
Gas
Grimes
Burleson
Giddings Austin Chalk
Washington
Waller
Austin
Fayette

33 Giddings Field Acreage Position Giddings Field GEOI produces oil & gas from Austin Chalk Horizontal wells Other Potential Reservoirs Yegua Wilcox Eagle Ford Shale Buda Georgetown Edwards

Grimes and Montgomery Counties
Austin Chalk Development
Proved Undeveloped and
Probable Horizontal
Locations
Last well: Longstreet 1H
produced 1.0 BCFG in 67
days
Single and multiple laterals
Eastern Grimes / Western
Montgomery dry gas
Western Grimes gas  with
large volume of liquids
Single rig continuous
program
Tight gas – severance  tax
exemption
Longstreet 1H

SIGNIFICANT
WOODBINE
SANDS
EAGLE FORD TREND
EDWARDS REEF TREND
SLIGO REEF TREND

Eagle Ford Trend
South & Central Gulf Coast Texas
Significant acreage
position in trend
Eagle Ford shale present
over much larger area
than apparent trend
Trend depicted where
Eagle Ford is +-7,000’ to
+-14,000’
Early in development

Milam
Brazos
APACHE
APACHE
APACHE
APACHE
Burleson
Grimes
APACHE
Lee
Washington
Bastrop
Waller
Fayette
Austin
Colorado

Recent Activity Map
Apache active in our area
Majority of Apache wells vertical
Our Brazos, Burleson, Fayette
and Washington County holdings
currently appear most prospective
for Eagle Ford
Central Texas Eagle Ford

Quarantine Bay
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres
Cumulative production = 180 MMBO and 285
BCF
Shallow zone potential (<10,500 ft):
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs
Rate acceleration wells
Significant hi-potential exploration deep potential:
Schlumberger reprocessed and interpreted
the 3-D seismic data
Initial prospect
Multiple objectives to 16,000 ft
Deeper objectives

LOUISIANA
Quarantine Bay
Field

Lake Washington East Field
Quarantine Bay Field
SL 195

Quarantine Bay
Nearby Lake Washington East which is an analogy for deep production has produced 9 MMBO &
14 BCF from the Big Hum +-15,000’
Significant Big Hum sand encountered at Quarantine Bay and is productive in one well on the southeast flank
New “state of the art” pre-stack depth and simultaneous inversion 3-D processing to evaluate the pressured deep strata (14,000’-18,000’) and ultra-deep strata (>18,000’)
Multiple prospective areas have been identified on our leases
Current focus is on a opportunities identified above 16,000’ with a estimated cost of $6.5MM to test

St. Martinville
St. Martinville
5.3 square mile “high resolution” 3-D survey to be
completed in Q4; processed and interpreted in Q1 2010
Intermediate depth salt dome
Average working interest 97% and average NRI 91%.
Royalty burden ranges from Zero on owned minerals to
22% on lease acreage
Complex faulted structural closures provide
hydrocarbon traps
534 net acres of owned minerals (green)
2,585 net acres of HBP or leased (yellow)
Main objectives Miocene age, low risk, shallow, highly
productive multi-sand, oil, from 3,000’ – 5,000’. Over 50
individual sands productive in field with cumulative
shallow production est. 15.2 MMBO and 16.6 BCFG
Exploratory objectives in Discorbis and Bol perca (gas
and condensate)
LOUISIANA

St. Martinville Shallow Leads Example
St. Martinville Shallow Leads Example
Miocene 11D sand lead map
(+/-4,000’)
Most recent well Std. Kansas 7.
Current cumulative 58 MBO (one
sand), all sands EUR 250 MBO
Subsurface leads at this sand level
Main field production at this sand

41 St. Martinville Discorbis Miocene lower Discorbis sand lead map Previously productive areas Cumulative 124 BCF and 1.8 MMBO Subsurface leads at this level

Starbuck and SW Starbuck Waterflood Units
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
Starbuck 6,618 acres, 96% WI
SW Starbuck 560 acres, 98% WI
Starbuck phase one completed 2008
Phase two and SW Starbuck expansion
completed 2009
Recent initial response
Primary production totals 1.4 MMBO for the
Starbuck Midale and Berentson Zones
Primary production for SW Starbuck totals
162 MBO
Approximately $6.0 million on waterflood
implementation
The Company estimates additional reserves
of 1.6 – 2.5 MMBO for both projects
Starbuck Unit

SMU
16
15
13
18
17
T161N-R78
Refuge Boundary
24
19
20
21
22
Line Drive 1 N 53 E
25
30
29
28
27
36
31
32
33
SSMU
T 161 N
T 160 N
Line Drive 3 N 53 E
3
2
1
6
5
10
11
12
SW SMU

Starbuck and SW Starbuck Waterflood Units
Starbuck Unit
Designed as line-drive waterflood
14 producers
6 injectors
One dedicated water supply well
One dedicated injection facility and one
shared facility with SSMU
SW Starbuck Unit
Single producer/injector pair
Shared water supply well and injection facility
with larger Starbuck Unit
Additional vertical and horizontal wells
planned for both units as pressure response
and increased oil rate is achieved